Exhibit 10.1
AMENDMENT NO. 4
relating to that certain
SPONSORED RESEARCH AND LICENSE AGREEMENT
between
CORNERSTONE THERAPEUTICS INC., FORMERLY KNOWN AS CRITICAL
THERAPEUTICS, INC.,
and
THE FEINSTEIN INSTITUTE FOR MEDICAL RESEARCH
dated as of
JANUARY 1, 2003
THIS AMENDMENT NO. 4 is made the 3rd day of August, 2010
BETWEEN:
(1)	Cornerstone Therapeutics Inc., formerly known as Critical Therapeutics, Inc., a Delaware corporation (“CTI”); and

(2)	The Feinstein Institute for Medical Research, a New York not-for-profit corporation (“Feinstein”)
RECITALS:
(A)	CTI and Feinstein entered into a Sponsored Research and License Agreement, dated January 1, 2003.

(B)	The said Sponsored Research and License Agreement was modified by that certain Letter Agreement between CTI and Feinstein dated February 3, 2004, and was amended by each of Amendment No. 1 dated September 18, 2006, Amendment No. 2 dated January 8, 2007 and Amendment No. 3 dated June 29, 2007 and that certain Letter Agreement effective September 26, 2007. The Sponsored Research and License Agreement as so modified and so amended is referred to herein as the “Original Agreement”.

(C)	In November 2008, Cornerstone BioPharma Holdings merged with Critical Therapeutics, Inc. and Critical Therapeutics, Inc. changed its name to Cornerstone Therapeutics Inc.

(D)	CTI and Feinstein have agreed to amend the Original Agreement by and upon the terms of this Amendment No. 4.

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

OPERATIVE PROVISIONS:
1. Introduction, Definitions and Interpretation
1.1.	This Amendment No. 4 is supplemental to the Original Agreement.

1.2.	In this Amendment No. 4, the expression “this Amendment No. 4” shall mean this Amendment No. 4, including its recitals and schedules.

1.3.	Except where expressly provided to the contrary in this Amendment No. 4:
1.3.1	all capitalized terms used in this Amendment No. 4 shall have the same meanings as are assigned thereto in the Original Agreement, as amended by this Amendment No. 4; and

1.3.2	this Amendment No. 4 shall be interpreted in the same manner as the Original Agreement.
1.4.	References to clauses and Articles herein are to clauses and Articles of the Original Agreement.
2. Amendments
NOW THEREFORE, in consideration of the mutual covenants contained in the Original Agreement and in this Amendment No. 4 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that with effect from the Amendment No. 4 Date (as defined below), the Original Agreement is hereby amended as follows:
2.1. Article 1 shall be amended by insertion of the following additional definition after Article 1.2(d).:
     “1.2(e). “Amendment No. 4 Date” shall mean August 3rd, 2010.”
2.2. The parties acknowledge and agree that Cornerstone Therapeutics Inc. has succeeded to Critical Therapeutics, Inc.’s interest in the Original Agreement, that all references to Critical Therapeutics, Inc. or CTI in the Original Agreement are references to Cornerstone Therapeutics Inc. and that Cornerstone Therapeutics Inc. is required to satisfy the obligations of Critical Therapeutics, Inc. set forth in the Original Agreement.
2.3. The parties acknowledge and agree that the Research Term has expired.
2.4. The parties acknowledge and agree that prior to the Amendment No. 4 Date, CTI returned certain Feinstein Patent Rights to Feinstein pursuant to Section 5.4 of the

Original Agreement and made certain changes to the Field of the Original Agreement. By this Amendment No. 4, CTI and Feinstein negate and nullify the prior return of any and all Feinstein Patent Rights and also negate and nullify any and all prior changes to the Field. An amended, updated and restated Schedule 1.7, including all patent applications and patents included in the definition of Feinstein Patent Rights as of the Amendment No. 4 Date is attached hereto as Exhibit A and is incorporated herein. The Schedule 1.7 attached hereto as Exhibit A supersedes and replaces all prior versions of Schedule 1.7.
2.5. The parties acknowledge and agree that the following patent applications (which are included in Schedule 1.7) and all patent rights claiming priority (directly or indirectly) thereto are jointly owned by Feinstein and SetPoint Medical Corporation (formerly Innovative Metabolics, Inc.), a Delaware corporation (“SetPoint”): U.S. Patent Application No. [***] and PCT Patent Application No. [***], “[***]”, and U.S. Patent Application No. [***] and PCT Patent Application No. [***], “[***]”. CTI acknowledges and agrees that there is no agreement between SetPoint and CTI regarding these jointly owned patent rights and that all rights granted by Feinstein to CTI for these jointly owned patent rights are subject to and limited by SetPoint’s rights under 35 U.S.C. Section 262.
2.6. The parties acknowledge and agree that the following patent applications (which are included in Schedule 1.7) and all patent rights claiming priority (directly or indirectly) thereto are jointly owned by Feinstein and a third party (presumably [***]): U.S. Patent Application No. [***] and PCT Patent Application No. [***], “[***]”. CTI acknowledges and agrees that there is no agreement between the third party and CTI regarding these jointly owned patent rights and that all rights granted by Feinstein to CTI for these jointly owned patent rights are subject to and limited by the third party’s rights under 35 U.S.C. Section 262.
2.7. CTI hereby acknowledges and agrees that the following patent applications (which are not included in Schedule 1.7) and all patent rights claiming priority (directly or indirectly) thereto are owned solely by SetPoint: U.S. Provisional Patent Application No. [***] and U.S. Utility Patent Application No. [***], “[***]”, and U.S. Provisional Patent Application Nos. [***] and [***] and PCT Patent Application No. [***], “[***]”.
2.8 With respect to those Feinstein Patent Rights previously returned to Feinstein by CTI and referenced above in paragraph 2.4 of this Amendment No. 4, CTI acknowledges its obligation consistent with Article 5.2 of the Original Agreement to reimburse Feinstein for all of the patent prosecution costs incurred by Feinstein following such return. In full settlement of such obligation, upon execution of this Amendment No. 4, CTI shall pay to Feinstein the amount of [***] Dollars ($[***]).
3. No Other Amendments; Confirmation

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Save as amended by this Amendment No. 4, the parties hereto confirm that the Original Agreement shall continue in full force and effect in all respects.
4. Counterparts
This Amendment No. 4 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment No. 4.
5. Governing Law and Jurisdiction
This Amendment No. 4 shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflict of laws provisions thereof.
IN WITNESS whereof the parties have executed and delivered this Amendment No. 4 as of the Amendment No. 4 Date.

CTI Cornerstone Therapeutics Inc.
By:	/s/ Andrew Powell
	Name:	Andrew Powell
	Title:	Secretary

Feinstein The Feinstein Institute For Medical Research
By:	/s/ Kirk R. Manogue, PhD
	Name:	Kirk R. Manogue, PhD
	Title:	Vice President, Technology Transfer

EXHIBIT A to AMENDMENT No. 4
SCHEDULE 1.7

CRTX	Attorney		Application number,
Docket	Docket		filing date and
Number	Number	Application Title	priority	Inventor(s)	Status
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

CRTX	Attorney		Application number,
Docket	Docket		filing date and
Number	Number	Application Title	priority	Inventor(s)	Status
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

CRTX	Attorney		Application number,
Docket	Docket		filing date and
Number	Number	Application Title	priority	Inventor(s)	Status

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

CRTX	Attorney		Application number,
Docket	Docket		filing date and
Number	Number	Application Title	priority	Inventor(s)	Status
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

CRTX	Attorney		Application number,
Docket	Docket		filing date and
Number	Number	Application Title	priority	Inventor(s)	Status

[***]	[***]	[***]	[***]	[***]	[***]

(end)

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.